                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                  NUVEEN GLOBAL VALUE OPPORTUNITIES FUND (JGV)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------


NOTICE OF ANNUAL MEETING                  333 West Wacker Drive
OF SHAREHOLDERS                           Chicago, Illinois 60606
APRIL 4, 2007                             (800) 257-8787



MARCH 2, 2007

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN) NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC. (NNY)
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN)
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN)
NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NKO) NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF) NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND (NRK) NUVEEN REAL ESTATE INCOME FUND (JRS)
NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND (JDD)
NUVEEN EQUITY PREMIUM AND GROWTH FUND (JPG)
NUVEEN EQUITY PREMIUM ADVANTAGE FUND (JLA)
NUVEEN EQUITY PREMIUM INCOME FUND (JPZ)
NUVEEN EQUITY PREMIUM OPPORTUNITY FUND (JSN)
NUVEEN QUALITY PREFERRED INCOME FUND (JTP)
NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)
NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)
NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND (JTA)
NUVEEN GLOBAL GOVERNMENT ENHANCED INCOME FUND (JGG)
NUVEEN GLOBAL VALUE OPPORTUNITIES FUND (JGV)

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen New York Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Insured New York Tax-Free Advantage Municipal Fund, Nuveen Real Estate Income Fund ("Real Estate"), Nuveen Diversified Dividend and Income Fund ("Diversified Dividend"), Nuveen Equity Premium and Growth Fund ("Equity Premium"), Nuveen Equity Premium Advantage Fund ("Equity Premium Advantage"), Nuveen Equity Premium Income Fund ("Equity Premium Income"), Nuveen Equity Premium Opportunity Fund ("Equity Premium Opportunity"), Nuveen Quality Preferred Income Fund ("Quality Preferred"), Nuveen Quality Preferred Income Fund 2 ("Quality Preferred 2"), Nuveen Quality Preferred Income Fund 3 ("Quality Preferred 3"), Nuveen Tax-Advantaged Total Return Strategy Fund ("Tax-Advantaged"), Nuveen Global Government Enhanced Income Fund ("Global Government") and Nuveen Global Value Opportunity Fund ("Global Value"), each a MASSACHUSETTS BUSINESS TRUST, and Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc. and Nuveen Insured New York Premium Income Municipal Fund, Inc., each a MINNESOTA CORPORATION (individually, a "Fund" and collectively, the "Funds"), will be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, April 4, 2007, at 10:30 a.m., Chicago time (for each Fund, an "Annual Meeting"), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect Members to the Board of Directors/Trustees (each a "Board" and each Director or Trustee a "Board Member") of each Fund as outlined below:

     a. For each Massachusetts Business Trust, except Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Global Government, Global Value, Real Estate and Diversified Dividend, to elect ten (10) Board Members.

          i) eight (8) Board Members to be elected by the holders of Common Shares and Fund Preferred shares for Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-Advantaged; and Municipal Auction Rate Cumulative Preferred Shares for each other Fund (collectively, "Preferred Shares"), voting together as a single class; and

          ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

     b. For Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Global Government and Global Value, to elect ten (10) Board Members.

     c. For Real Estate and Diversified Dividend, to elect nine (9) Board
        Members.

          i) seven (7) Board Members to be elected by the holders of Common Shares and Preferred shares, voting together as a single class; and

          ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

     d. For each Minnesota Corporation, except New York Value, to elect ten (10) Board Members.

          i) eight (8) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares for each Fund ("Preferred Shares"), voting together as a single class; and

          ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

     e. For New York Value, to elect four (4) Board Members.

2. To transact such other business as may properly come before the Annual
   Meeting.

Shareholders of record at the close of business on February 5, 2007 are entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary


JOINT PROXY STATEMENT    333 West Wacker Drive
                         Chicago, Illinois 60606
                         (800) 257-8787



MARCH 2, 2007

NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NAN)
NUVEEN NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXK)
NUVEEN NEW YORK INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQN) NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC. (NNY)
NUVEEN NEW YORK PERFORMANCE PLUS MUNICIPAL FUND, INC. (NNP) NUVEEN NEW YORK QUALITY INCOME MUNICIPAL FUND, INC. (NUN)
NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC. (NVN)
NUVEEN INSURED NEW YORK DIVIDEND ADVANTAGE MUNICIPAL FUND (NKO) NUVEEN INSURED NEW YORK PREMIUM INCOME MUNICIPAL FUND, INC. (NNF) NUVEEN INSURED NEW YORK TAX-FREE ADVANTAGE MUNICIPAL FUND (NRK) NUVEEN REAL ESTATE INCOME FUND (JRS)
NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND (JDD)
NUVEEN EQUITY PREMIUM AND GROWTH FUND (JPG)
NUVEEN EQUITY PREMIUM ADVANTAGE FUND (JLA)
NUVEEN EQUITY PREMIUM INCOME FUND (JPZ)
NUVEEN EQUITY PREMIUM OPPORTUNITY FUND (JSN)
NUVEEN QUALITY PREFERRED INCOME FUND (JTP)
NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)
NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)
NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND (JTA)
NUVEEN GLOBAL GOVERNMENT ENHANCED INCOME FUND (JGG)
NUVEEN GLOBAL VALUE OPPORTUNITIES FUND (JGV)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a "Board" and collectively, the "Boards," and each Director or Trustee a "Board Member" and collectively, the "Board Members") of each of Nuveen New York Dividend Advantage Municipal Fund, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Insured New York Tax-Free Advantage Municipal Fund, Nuveen Real Estate Income Fund ("Real Estate"), Nuveen Diversified Dividend and Income Fund ("Diversified Dividend"), Nuveen Equity Premium and Growth Fund ("Equity Premium"), Nuveen Equity Premium Advantage Fund ("Equity Premium Advantage"), Nuveen Equity Premium Income Fund ("Equity Premium Income"), Nuveen Equity Premium Opportunity Fund ("Equity Premium Opportunity"), Nuveen Quality Preferred Income Fund ("Quality Preferred"), Nuveen Quality Preferred Income Fund 2 ("Quality Preferred 2"), Nuveen Quality Preferred Income Fund 3 ("Quality Preferred 3"), Nuveen Tax-Advantaged Total Return Strategy Fund ("Tax-Advantaged"), Nuveen Global Government Enhanced Income Fund ("Global Government") and Nuveen Global Value Opportunity Fund ("Global Value"), each a MASSACHUSETTS BUSINESS TRUST, and Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen New York Municipal Value Fund, Inc. ("New York Value"), Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc. and Nuveen Insured New York Premium Income Municipal Fund, Inc., each a MINNESOTA CORPORATION, (the Massachusetts Business

Trusts and Minnesota Corporations are each a "Fund" and collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held in the 31st Floor Conference Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, April 4, 2007, at 10:30 a.m., Chicago time (for each Fund, an "Annual Meeting" and collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders on or about March 2, 2007.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:



--------------------------------------------------------------------------
                                                                 PREFERRED
MATTER                                           COMMON SHARES   SHARES(1)

--------------------------------------------------------------------------

1a(i).   For each Massachusetts Business               X             X
         Trust, election of eight (8) Board
         Members by all shareholders (except
         Equity Premium, Equity Premium
         Opportunity, Equity Premium
         Advantage, Equity Premium Income,
         Global Government, Global Value, Real
         Estate and Diversified Dividend).
--------------------------------------------------------------------------
1a(ii).  For each Massachusetts Business                             X
         Trust, election of two (2) Board
         Members by Preferred Shares only
         (except Equity Premium, Equity
         Premium Opportunity, Equity Premium
         Advantage, Equity Premium Income,
         Global Government, Global Value, Real
         Estate and Diversified Dividend).
--------------------------------------------------------------------------
1b.      For Equity Premium, Equity Premium            X            N/A
         Opportunity, Equity Premium
         Advantage, Equity Premium Income,
         Global Government and Global Value,
         election of ten (10) Board Members by
         all shareholders.
--------------------------------------------------------------------------
1c(i).   For Real Estate and Diversified               X             X
         Dividend, election of seven (7) Board
         Members by all shareholders.
--------------------------------------------------------------------------
1c(ii).  For Real Estate and Diversified                             X
         Dividend, election of two (2) Board
         Members by Preferred Shares only.
--------------------------------------------------------------------------
1d(i).   For each Minnesota Corporation,               X             X
         election of eight (8) Board Members
         by all shareholders (except New York
         Value).
--------------------------------------------------------------------------
1d(ii).  For each Minnesota Corporation,                             X
         election of two (2) Board Members by
         Preferred Shares only (except New
         York Value).
--------------------------------------------------------------------------
1e.      For New York Value, election of four          X            N/A
         (4) Board Members by all
         shareholders.
--------------------------------------------------------------------------




   (1) FundPreferred shares for Real Estate, Diversified Dividend, Quality Preferred, Quality Preferred 2, Quality Preferred 3 and Tax-Advantaged; and Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred") for each other Fund are referred to as "Preferred Shares."

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (with the exception of Equity Premium, Equity Premium Opportunity, Equity Premium Advantage, Equity Premium Income, Global Government, Global Value and New York Value), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, absentations and broker non-votes will have no effect on the election of Board Members.

Preferred Shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all Preferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all Preferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on February 5, 2007 will be entitled to one vote for each share held. As of February 5, 2007, the shares of the Funds were issued and outstanding as follows:


-----------------------------------------------------------------------------------------------
      FUND                          TICKER SYMBOL(1)   COMMON SHARES    PREFERRED SHARES

-----------------------------------------------------------------------------------------------

      New York Dividend                    NAN            9,252,240    2,760   Series F
-----------------------------------------------------------------------------------------------
      New York Dividend 2                  NXK            6,487,447    1,880   Series W
-----------------------------------------------------------------------------------------------
      New York Investment Quality          NQN           17,720,932    9,000   Series M
                                                                       2,400   Series T
                                                                       2,400   Series F
-----------------------------------------------------------------------------------------------
      New York Value                       NNY           15,120,364      N/A
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
      FUND                          TICKER SYMBOL(1)   COMMON SHARES    PREFERRED SHARES

-----------------------------------------------------------------------------------------------
      New York Performance Plus            NNP           15,031,938    1,600   Series M
                                                                         800   Series T
                                                                       2,000   Series W
                                                                         572   Series F
-----------------------------------------------------------------------------------------------
      New York Quality                     NUN           24,083,739    2,200   Series M
                                                                       2,200   Series W
                                                                       2,400   Series TH
                                                                       1,080   Series F
-----------------------------------------------------------------------------------------------
      New York Select                      NVN           23,435,202    1,720   Series T
                                                                       2,400   Series W
                                                                       3,600   Series TH
-----------------------------------------------------------------------------------------------
      Insured New York Dividend            NKO            7,957,934    2,440   Series TH
-----------------------------------------------------------------------------------------------
      Insured New York Premium             NNF            8,329,214    1,320   Series M
                                                                       1,280   Series T
-----------------------------------------------------------------------------------------------
      Insured New York Tax-Free            NRK            3,512,848    1,080   Series TH
-----------------------------------------------------------------------------------------------
      Real Estate                          JRS           28,190,286    1,720   Series M
                                                                       1,720   Series T
                                                                       1,720   Series W
                                                                       1,720   Series F

-----------------------------------------------------------------------------------------------
      Diversified Dividend                 JDD           20,165,263    2,400   Series T
                                                                       2,400   Series W
-----------------------------------------------------------------------------------------------
      Equity Premium                       JPG           16,521,677      N/A
-----------------------------------------------------------------------------------------------
      Equity Premium Advantage             JLA           25,914,855      N/A
-----------------------------------------------------------------------------------------------
      Equity Premium Income                JPZ           38,540,911      N/A
-----------------------------------------------------------------------------------------------
      Equity Premium Opportunity           JSN           66,258,979      N/A
-----------------------------------------------------------------------------------------------
      Quality Preferred                    JTP           64,514,237    3,520   Series M
                                                                       3,520   Series T
                                                                       3,520   Series W
                                                                       3,520   Series TH
                                                                       3,520   Series F
-----------------------------------------------------------------------------------------------
      Quality Preferred 2                  JPS          119,669,289    4,800   Series M
                                                                       4,800   Series T
                                                                       4,000   Series T2
                                                                       4,800   Series W
                                                                       4,800   Series TH
                                                                       4,000   Series TH2
                                                                       4,800   Series F
-----------------------------------------------------------------------------------------------
      Quality Preferred 3                  JHP           23,664,738    3,320   Series M
                                                                       3,320   Series TH
-----------------------------------------------------------------------------------------------
      Tax-Advantaged                       JTA           13,905,498    1,800   Series W
-----------------------------------------------------------------------------------------------
      Global Government                    JGG            9,288,507      N/A
-----------------------------------------------------------------------------------------------
      Global Value                         JGV           19,360,949      N/A
-----------------------------------------------------------------------------------------------




   (1) The common shares of all of the Funds are listed on the New York Stock Exchange, except NXK, NKO, NRK and JRS, which are listed on the American Stock Exchange.

ELECTION OF BOARD MEMBERS

GENERAL

MASSACHUSETTS BUSINESS TRUSTS

In February 2006, the By-Laws of each Massachusetts Business Trust were amended to provide for the division of the Board into classes. Pursuant to the amended By-Laws, the Board Members of each Massachusetts Business Trust classified themselves by resolution dated November 14, 2006 into three classes, Class I, Class II and Class III, to be elected at the Annual Meeting by the holders of the outstanding Common Shares or Common Shares and Preferred Shares, voting together as a single class. If elected, Class I Board Members will serve until the third succeeding annual meeting subsequent to their election; Class II Board Members will serve until the first succeeding annual meeting subsequent to their election; and Class III Board Members will serve until the second succeeding annual meeting subsequent to their election. At each subsequent annual meeting, the Board Members chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Board Members whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For each Massachusetts Business Trust, except Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Global Government and Global Value, under normal circumstances, holders of Preferred Shares will continue to be entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

     A. FOR EACH MASSACHUSETTS BUSINESS TRUST (EXCEPT EQUITY PREMIUM, EQUITY PREMIUM ADVANTAGE, EQUITY PREMIUM INCOME, EQUITY PREMIUM OPPORTUNITY, GLOBAL GOVERNMENT, GLOBAL VALUE, REAL ESTATE AND DIVERSIFIED DIVIDEND):

          (i) eight (8) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Brown, Stockdale and Stone have been designated as Class I Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Hunter, Kundert and Sunshine have been designated as Class II Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2008 or until their successors have been duly elected and qualified. Board Members Bremner and Evans have been designated as Class III Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified.

          (ii) two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

     B. FOR EQUITY PREMIUM, EQUITY PREMIUM ADVANTAGE, EQUITY PREMIUM INCOME, EQUITY PREMIUM OPPORTUNITY, GLOBAL GOVERNMENT AND GLOBAL VALUE:

          (i) ten (10) Board Members are to be elected by all shareholders. Board Members Brown, Stockdale, Stone and Schwertfeger have been designated as Class I Board

     Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Hunter, Kundert and Sunshine have been designated as Class II Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2008 or until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified.

     C.  FOR REAL ESTATE AND DIVERSIFIED DIVIDEND:

          (i) seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Brown, Stockdale and Stone have been designated as Class I Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Hunter and Sunshine have been designated as Class II Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2008 or until their successors have been duly elected and qualified. Board Members Bremner and Evans have been designated as Class III Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified.

          (ii) two (2) Board Members are to be elected by holders of Preferred Shares, voting together as a single class. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

MINNESOTA CORPORATIONS

At the Annual Meeting of each Minnesota Corporation, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. Under the terms of each Minnesota Corporation's organizational documents (except New York Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of New York Value, the Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For New York Value, four (4) Board Members are nominated to be elected at this meeting.

     D.  FOR EACH MINNESOTA CORPORATION, EXCEPT NEW YORK VALUE:

          (i) eight (8) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner, Brown, Evans, Hunter, Kundert, Stockdale, Sunshine and Stone are nominees for election by all shareholders.

          (ii) two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares.

     E. FOR NEW YORK VALUE: The Board of New York Value has designated Board Members Brown, Schwertfeger and Stone as Class I Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2010, and has re-designated Board Member Stockdale as a Class I Board Member, and as a nominee for Board Member for a term expiring at the annual meeting of shareholders in 2010, and until their successors have been duly elected and qualified. The Board re-designated Board Member Stockdale as a Class I Board Member pursuant to New York Value's Articles of Incorporation in order to maintain an equal number of directors in each class. The remaining Board Members, Bremner, Evans, Schneider, Hunter, Kundert and Sunshine, are current and continuing Board Members. The Board of New York Value has designated Board Members Bremner, Evans and Schneider as continuing Class III Board Members for terms expiring in 2009 and has designated Board Members Hunter, Kundert and Sunshine as continuing Class II Board Members for terms expiring in 2008.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, Mr. Brown is expected to retire from his position as a Board Member on June 30, 2007. Should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

For all Funds other than New York Value, all Board Member nominees were last elected to each Fund's Board at the annual meeting of shareholders held on March 29, 2006, with the exception of Ms. Stone. In December, 2006, Ms. Stone was appointed to each Fund's Board effective January 1, 2007. Ms. Stone is presented in this Joint Proxy Statement as a nominee for election by shareholders and was recommended to the nominating and governance committee of each Fund's Board by a third party search firm who received Ms. Stone's name from an Independent Board Member (as defined below).

For New York Value, Board Members Brown and Schwertfeger were last elected as Class I Board Members and Board Members Hunter, Kundert and Sunshine were last elected as Class II Board Members at the annual meeting of shareholders held on March 22, 2005. Board Members Bremner, Evans, Schneider and Stockdale were last elected as Class III members of the Board of New York Value at the annual meeting of shareholders held on March 29, 2006.

Other than Mr. Schwertfeger, all Board Member nominees are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds or Nuveen Asset Management (the "Adviser") and have never been an employee or director of Nuveen Investments, Inc. ("Nuveen"), the Adviser's parent company, or any affiliate. Accordingly, such Board Members are deemed "Independent Board Members."

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES/BOARD MEMBERS



                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                IN FUND     OTHER
                                      TERM OF OFFICE                            COMPLEX     DIRECTORSHIPS
                        POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN    HELD BY
NAME, ADDRESS           HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD    BOARD
AND BIRTH DATE          FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER      MEMBER

----------------------------------------------------------------------------------------------------------

Nominees who are not
interested persons of
the Fund
Robert P. Bremner       Board         Term: Annual or      Private Investor     172         N/A
c/o Nuveen              Member;       Class III Board      and Management
Investments, Inc.       Lead          Member until 2009    Consultant.
333 West Wacker Drive   Independent   Length of Service:
Chicago, IL 60606       Director      Since 1996; Lead
(8/22/40)                             Independent
                                      Director Since
                                      2005
Lawrence H. Brown       Board         Term:  Annual or     Retired (1989) as    172         See
c/o Nuveen              Member        Class I Board        Senior Vice                      Principal
Investments, Inc.                     Member until 2010    President of The                 Occupation
333 West Wacker Drive                 Length of Service:   Northern Trust                   Description
Chicago, IL 60606                     Since 1993           Company; Director,
(7/29/34)                                                  Community Advisory
                                                           Board for Highland
                                                           Park and Highwood,
                                                           United Way of the
                                                           North Shore (since
                                                           2002); Director,
                                                           Michael Rolfe
                                                           Pancreatic Cancer
                                                           Foundation.

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                IN FUND     OTHER
                                      TERM OF OFFICE                            COMPLEX     DIRECTORSHIPS
                        POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN    HELD BY
NAME, ADDRESS           HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD    BOARD
AND BIRTH DATE          FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER      MEMBER

----------------------------------------------------------------------------------------------------------
Jack B. Evans           Board         Term:  Annual or     President, The       172         See
c/o Nuveen              Member        Class III Board      Hall-Perrine                     Principal
Investments, Inc.                     Member until 2009    Foundation, a                    Occupation
333 West Wacker Drive                 Length of Service:   private                          Description
Chicago, IL 60606                     Since 1999           philanthropic
(10/22/48)                                                 corporation (since
                                                           1996); Director and
                                                           Vice Chairman,
                                                           United Fire Group,
                                                           a publicly held
                                                           company; Adjunct
                                                           Faculty Member,
                                                           University of Iowa;
                                                           Director, Gazette
                                                           Companies; Life
                                                           Trustee of Coe
                                                           College and Iowa
                                                           College Foundation;
                                                           formerly, Director,
                                                           Alliant Energy;
                                                           formerly, Director,
                                                           Federal Reserve
                                                           Bank of Chicago;
                                                           formerly, President
                                                           and Chief Operating
                                                           Officer, SCI
                                                           Financial Group,
                                                           Inc., a regional
                                                           financial services
                                                           firm.

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                IN FUND     OTHER
                                      TERM OF OFFICE                            COMPLEX     DIRECTORSHIPS
                        POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN    HELD BY
NAME, ADDRESS           HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD    BOARD
AND BIRTH DATE          FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER      MEMBER

----------------------------------------------------------------------------------------------------------
William C. Hunter       Board         Term: Annual or      Dean, Tippie         172         See
c/o Nuveen              Member        Class II Board       College of                       Principal
Investments, Inc.                     Member until 2008    Business,                        Occupation
333 West Wacker Drive                 Length of Service:   University of Iowa               Description
Chicago, IL 60606                     Since 2004           (since July 2006);
(3/6/48)                                                   Director, Credit
                                                           Research Center at
                                                           Georgetown
                                                           University;
                                                           Director (since
                                                           2004) of Xerox
                                                           Corporation, a
                                                           publicly held
                                                           company; formerly,
                                                           (2003-2006), Dean
                                                           and Distinguished
                                                           Professor of
                                                           Finance, School of
                                                           Business at the
                                                           University of
                                                           Connecticut;
                                                           formerly, Senior
                                                           Vice President and
                                                           Director of
                                                           Research at the
                                                           Federal Reserve
                                                           Bank of Chicago
                                                           (1995-2003);
                                                           formerly, Director,
                                                           SS&C Technologies,
                                                           Inc. (May 2005-
                                                           October 2005).

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                IN FUND     OTHER
                                      TERM OF OFFICE                            COMPLEX     DIRECTORSHIPS
                        POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN    HELD BY
NAME, ADDRESS           HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD    BOARD
AND BIRTH DATE          FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER      MEMBER

----------------------------------------------------------------------------------------------------------
David J. Kundert        Board         Term:  Annual or     Director,            170         See
c/o Nuveen              Member        Class II Board       Northwestern Mutual              Principal
Investments, Inc.                     Member until 2008    Wealth Management                Occupation
333 West Wacker Drive                 Length of Service:   Company; retired                 Description
Chicago, IL 60606                     Since 2005           (2004) as Chairman,
(10/28/42)                                                 JPMorgan Fleming
                                                           Asset Management,
                                                           President and CEO,
                                                           Banc One Investment
                                                           Advisors
                                                           Corporation, and
                                                           President, One
                                                           Group Mutual Funds;
                                                           prior thereto,
                                                           Executive Vice
                                                           President, Bank One
                                                           Corporation and
                                                           Chairman and CEO,
                                                           Banc One Investment
                                                           Management Group;
                                                           Board of Regents,
                                                           Luther College;
                                                           member of the
                                                           Wisconsin Bar
                                                           Association; member
                                                           of Board of
                                                           Directors, Friends
                                                           of Boerner
                                                           Botanical Gardens;
                                                           member of Board of
                                                           Directors,
                                                           Milwaukee Repertory
                                                           Theater.

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                IN FUND     OTHER
                                      TERM OF OFFICE                            COMPLEX     DIRECTORSHIPS
                        POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN    HELD BY
NAME, ADDRESS           HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD    BOARD
AND BIRTH DATE          FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER      MEMBER

----------------------------------------------------------------------------------------------------------
William J. Schneider    Board         Term: Annual or      Chairman, Miller-    172         See
c/o Nuveen              Member        Class III Board      Valentine Partners               Principal
Investments, Inc.                     Member until 2009    Ltd., a real estate              Occupation
333 West Wacker Drive                 Length of Service:   investment company;              Description
Chicago, IL 60606                     Since 1996           formerly, Senior
(9/24/44)                                                  Partner and Chief
                                                           Operating Officer
                                                           (retired 2004) of
                                                           Miller-Valentine
                                                           Group; formerly,
                                                           Vice President,
                                                           Miller-Valentine
                                                           Realty; Director,
                                                           Chair of the
                                                           Finance Committee
                                                           and Member of the
                                                           Audit Committee of
                                                           Premier Health
                                                           Partners, the not-
                                                           for-profit parent
                                                           company of Miami
                                                           Valley Hospital;
                                                           Vice President of
                                                           the Dayton
                                                           Philharmonic
                                                           Orchestra
                                                           Association; Board
                                                           Member, Regional
                                                           Leaders Forum which
                                                           promotes
                                                           cooperation on
                                                           economic
                                                           development issues;
                                                           formerly, Director,
                                                           Dayton Development
                                                           Coalition;
                                                           formerly, Member,
                                                           Community Advisory
                                                           Board, National
                                                           City Bank, Dayton,
                                                           Ohio and Business
                                                           Advisory Council,
                                                           Cleveland Federal
                                                           Reserve Bank.

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                IN FUND     OTHER
                                      TERM OF OFFICE                            COMPLEX     DIRECTORSHIPS
                        POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN    HELD BY
NAME, ADDRESS           HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD    BOARD
AND BIRTH DATE          FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER      MEMBER

----------------------------------------------------------------------------------------------------------
Judith M. Stockdale     Board         Term: Annual or      Executive Director,  172         N/A
c/o Nuveen              Member        Class I Board        Gaylord and Dorothy
Investments, Inc.                     Member until 2010    Donnelley
333 West Wacker Drive                 Length of Service:   Foundation (since
Chicago, IL 60606                     Since 1997           1994); prior
(12/29/47)                                                 thereto, Executive
                                                           Director, Great
                                                           Lakes Protection
                                                           Fund (from 1990 to
                                                           1994).
Carole E. Stone         Board         Term:  Annual or     Director, Chicago    172         See
c/o Nuveen              Member        Class I Board        Board Options                    Principal
Investments, Inc.                     Member until 2010    Exchange (since                  Occupation
333 West Wacker Drive                 Length of Service:   2006); Chair, New                Description
Chicago, IL 60606                     Since 2007           York Racing
(6/28/47)                                                  Association
                                                           Oversight Board
                                                           (since 2005);
                                                           Commissioner, NYSE
                                                           Commission on
                                                           Public Authority
                                                           Reform (since
                                                           2005); formerly
                                                           Director, New York
                                                           State Division of
                                                           the Budget (2000-
                                                           2004), Chair,
                                                           Public Authorities
                                                           Control Board
                                                           (2000-2004) and
                                                           Director, Local
                                                           Government
                                                           Assistance
                                                           Corporation (2000-
                                                           2004).

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                IN FUND     OTHER
                                      TERM OF OFFICE                            COMPLEX     DIRECTORSHIPS
                        POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN    HELD BY
NAME, ADDRESS           HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD    BOARD
AND BIRTH DATE          FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER      MEMBER

----------------------------------------------------------------------------------------------------------
Eugene S. Sunshine      Board         Term: Annual or      Senior Vice          172         See
c/o Nuveen              Member        Class II Board       President for                    Principal
Investments, Inc.                     Member until 2008    Business and                     Occupation
333 West Wacker Drive                 Length of Service:   Finance (since                   Description
Chicago, IL 60606                     Since 2005           1997), Northwestern
(1/22/50)                                                  University;
                                                           Director (since
                                                           2003), Chicago
                                                           Board Options
                                                           Exchange; Chairman
                                                           (since 1997), Board
                                                           of Directors,
                                                           Rubicon, an
                                                           insurance company
                                                           owned by
                                                           Northwestern
                                                           University;
                                                           Director (since
                                                           1997), Evanston
                                                           Chamber of Commerce
                                                           and Evanston
                                                           Inventure, a
                                                           business
                                                           development
                                                           organization;
                                                           Director (since
                                                           2006), Pathways, a
                                                           provider of therapy
                                                           and related
                                                           information for
                                                           physically disabled
                                                           infants and young
                                                           children; formerly,
                                                           Director (2003-
                                                           2006), National
                                                           Mentor Holdings, a
                                                           privately-held,
                                                           national provider
                                                           of home and
                                                           community-based
                                                           services.

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                                                                IN FUND     OTHER
                                      TERM OF OFFICE                            COMPLEX     DIRECTORSHIPS
                        POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN    HELD BY
NAME, ADDRESS           HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD    BOARD
AND BIRTH DATE          FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER      MEMBER

----------------------------------------------------------------------------------------------------------
Timothy R.              Chairman of   Term: Annual or      Chairman and         172         See
Schwertfeger(2)         the Board     Class I Board        Director (since                  Principal
333 West Wacker Drive   and Board     Member until 2010    1996) of Nuveen                  Occupation
Chicago, IL 60606       Member        Length of Service:   Investments, Inc.                Description
(3/28/49)                             Since 1996           and Nuveen
                                                           Investments, LLC;
                                                           Chairman and
                                                           Director (since
                                                           1997) of Nuveen
                                                           Asset Management;
                                                           Chairman and
                                                           Director (since
                                                           1999) of
                                                           Rittenhouse Asset
                                                           Management, Inc.;
                                                           Chairman of Nuveen
                                                           Investments
                                                           Advisers, Inc.
                                                           (since 2002); Chief
                                                           Executive Officer,
                                                           NWQ Holdings, LLC;
                                                           formerly, Director
                                                           (1996-2006) of
                                                           Institutional
                                                           Capital
                                                           Corporation;
                                                           formerly, Director
                                                           (1992-2004) and
                                                           Chairman (1996-
                                                           2004) of Nuveen
                                                           Advisory Corp. and
                                                           Nuveen
                                                           Institutional
                                                           Advisory Corp.(3)
----------------------------------------------------------------------------------------------------------




(1) Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2) "Interested person" as defined in the 1940 Act, by reason of being an officer and director of each Fund's adviser.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2006.


                                DOLLAR RANGE OF EQUITY SECURITIES
-------------------------------------------------------------------------------------------------
                                                     NEW YORK                 NEW YORK
BOARD MEMBER               NEW YORK     NEW YORK   INVESTMENT   NEW YORK   PERFORMANCE   NEW YORK
NOMINEES                   DIVIDEND   DIVIDEND 2      QUALITY      VALUE          PLUS    QUALITY

-------------------------------------------------------------------------------------------------

Robert P. Bremner........     $0          $0           $0          $0           $0          $0
Lawrence H. Brown........     $0          $0           $0          $0           $0          $0
Jack B. Evans............     $0          $0           $0          $0           $0          $0
William C. Hunter........     $0          $0           $0          $0           $0          $0
David J. Kundert.........     $0          $0           $0          $0           $0          $0
William J. Schneider.....     $0          $0           $0          $0           $0          $0
Timothy R. Schwertfeger..     $0          $0           $0          $0           $0          $0
Judith M. Stockdale......     $0          $0           $0          $0           $0          $0
Carole E. Stone(1).......     $0          $0           $0          $0           $0          $0
Eugene S. Sunshine.......     $0          $0           $0          $0           $0          $0
-------------------------------------------------------------------------------------------------





                            DOLLAR RANGE OF EQUITY SECURITIES
-----------------------------------------------------------------------------------------
                                              INSURED    INSURED    INSURED
BOARD MEMBER                      NEW YORK   NEW YORK   NEW YORK   NEW YORK
NOMINEES                            SELECT   DIVIDEND    PREMIUM   TAX-FREE   REAL ESTATE

-----------------------------------------------------------------------------------------

Robert P. Bremner...............     $0         $0         $0         $0           $0
Lawrence H. Brown...............     $0         $0         $0         $0        $10,001-
                                                                                $50,000
Jack B. Evans...................     $0         $0         $0         $0        $10,001-
                                                                                $50,000
William C. Hunter...............     $0         $0         $0         $0           $0
David J. Kundert................     $0         $0         $0         $0           $0
William J. Schneider............     $0         $0         $0         $0           $0
Timothy R. Schwertfeger.........     $0         $0         $0         $0          Over
                                                                                $100,000
Judith M. Stockdale.............     $0         $0         $0         $0           $0
Carole E. Stone(1)..............     $0         $0         $0         $0           $0
Eugene S. Sunshine..............     $0         $0         $0         $0           $0
-----------------------------------------------------------------------------------------





                                    DOLLAR RANGE OF EQUITY SECURITIES
--------------------------------------------------------------------------------------------------------
                                                    EQUITY   EQUITY       EQUITY
BOARD MEMBER              DIVERSIFIED    EQUITY    PREMIUM  PREMIUM      PREMIUM    QUALITY      QUALITY
NOMINEES                     DIVIDEND   PREMIUM  ADVANTAGE   INCOME  OPPORTUNITY  PREFERRED  PREFERRED 2

--------------------------------------------------------------------------------------------------------

Robert P. Bremner.......     Over-        $0         $0        $0         $0          $0          $0
                            $100,000
Lawrence H. Brown.......       $0         $0         $0        $0         $0       $10,001-    $10,001-
                                                                                   $50,000     $50,000
Jack B. Evans...........       $0         $0         $0        $0         $0          $0       $50,001-
                                                                                               $100,000
William C. Hunter.......       $0         $0         $0        $0         $0          $0          $0
David J. Kundert........       $0         $0         $0        $0         $0          $0          $0
William J. Schneider....    $10,001-     Over        $0        $0         $0          $0          $0
                            $50,000    $100,000
Timothy R.
  Schwertfeger..........       $0         $0         $0        $0         $0          $0        Over-
                                                                                               $100,000
Judith M. Stockdale.....    $10,001-      $0         $0        $0        $0-          $0          $0
                            $50,000                                    $10,000
Carole E. Stone(1)......       $0         $0         $0        $0         $0          $0          $0
Eugene S. Sunshine......    $50,001-      $0         $0        $0         $0       $10,001-    $10,001-
                            $100,000                                               $50,000     $50,000
--------------------------------------------------------------------------------------------------------


                                  DOLLAR RANGE OF EQUITY SECURITIES
----------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE DOLLAR
                                                                                     RANGE OF EQUITY
                                                                                   SECURITIES IN ALL
                                                                               REGISTERED INVESTMENT
                                                                                  COMPANIES OVERSEEN
                                                                                     BY BOARD MEMBER
BOARD MEMBER                    QUALITY         TAX-       GLOBAL   GLOBAL     NOMINEES IN FAMILY OF
NOMINEES                    PREFERRED 3   ADVANTAGED   GOVERNMENT    VALUE   INVESTMENT COMPANIES(2)

----------------------------------------------------------------------------------------------------

Robert P. Bremner........        $0          Over-         $0         $0          Over $100,000
                                           $100,000
Lawrence H. Brown........     $10,001-        $0           $0         $0          Over $100,000
                              $50,000
Jack B. Evans............        $0           $0           $0         $0          Over $100,000
William C. Hunter........        $0        $50,001-        $0         $0          Over $100,000
                                           $100,000
David J. Kundert.........        $0           $0           $0         $0          Over $100,000
William J. Schneider.....       Over          $0        $10,001-      $0          Over $100,000
                              $100,000                   $50,000
Timothy R. Schwertfeger..        $0          Over-         $0         $0          Over $100,000
                                           $100,000
Judith M. Stockdale......        $0           $0           $0-        $0          Over $100,000
                                                         $10,000
Carole E. Stone(1).......        $0           $0           $0         $0                $0
                                 $0
Eugene S. Sunshine.......                    Over-         $0         $0          Over $100,000
                                           $100,000



--------------------------------------------------------------------------------

   (1) In December 2006, Ms. Stone was appointed to each Fund's Board effective January 1, 2007. Ms. Stone did not own shares of Nuveen Funds prior to her being appointed as a Board Member.

   (2) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member and for the Board Members and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2006. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.


                      FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------------------
                                                        NEW YORK
BOARD MEMBER                  NEW YORK     NEW YORK   INVESTMENT   NEW YORK           NEW YORK
NOMINEES                      DIVIDEND   DIVIDEND 2      QUALITY      VALUE   PERFORMANCE PLUS

----------------------------------------------------------------------------------------------

Robert P. Bremner...........      0           0            0           0              0
Lawrence H. Brown...........      0           0            0           0              0
Jack B. Evans...............      0           0            0           0              0
William C. Hunter...........      0           0            0           0              0
David J. Kundert............      0           0            0           0              0
William J. Schneider........      0           0            0           0              0
Timothy R. Schwertfeger.....      0           0            0           0              0
Judith M. Stockdale.........      0           0            0           0              0
Carole E. Stone(2)..........      0           0            0           0              0
Eugene S. Sunshine..........      0           0            0           0              0
ALL BOARD MEMBERS AND
  OFFICERS AS A GROUP.......      0           0            0           0              0
----------------------------------------------------------------------------------------------


                   FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------------------
                                                          INSURED    INSURED    INSURED
BOARD MEMBER                       NEW YORK   NEW YORK   NEW YORK   NEW YORK   NEW YORK
NOMINEES                            QUALITY     SELECT   DIVIDEND    PREMIUM   TAX-FREE

---------------------------------------------------------------------------------------

Robert P. Bremner...............       0          0          0          0          0
Lawrence H. Brown...............       0          0          0          0          0
Jack B. Evans...................       0          0          0          0          0
William C. Hunter...............       0          0          0          0          0
David J. Kundert................       0          0          0          0          0
William J. Schneider............       0          0          0          0          0
Timothy R. Schwertfeger.........       0          0          0          0          0
Judith M. Stockdale.............       0          0          0          0          0
Carole E. Stone(2)..............       0          0          0          0          0
Eugene S. Sunshine..............       0          0          0          0          0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP....................       0          0          0          0          0
---------------------------------------------------------------------------------------





                       FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
------------------------------------------------------------------------------------------------
                                                                  EQUITY    EQUITY        EQUITY
BOARD MEMBER                    REAL   DIVERSIFIED    EQUITY     PREMIUM   PREMIUM       PREMIUM
NOMINEES                      ESTATE      DIVIDEND   PREMIUM   ADVANTAGE    INCOME   OPPORTUNITY

------------------------------------------------------------------------------------------------

Robert P. Bremner..........        0      13,200          0        0           0           0
Lawrence H. Brown..........    1,000           0          0        0           0           0
Jack B. Evans..............    1,100           0          0        0           0           0
William C. Hunter..........        0           0          0        0           0           0
Daniel J. Kundert..........        0           0          0        0           0           0
William J. Schneider.......        0         650      5,600        0           0           0
Timothy R. Schwertfeger....   25,000           0          0        0           0           0
Judith M. Stockdale........        0       1,532          0        0           0         285
Carole E. Stone(2).........        0           0          0        0           0           0
Eugene S. Sunshine.........        0       3,850(3)       0        0           0           0
ALL BOARD MEMBERS AND
  OFFICERS AS A GROUP......   27,514      20,602      5,600        0         370         285
------------------------------------------------------------------------------------------------





                          FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-----------------------------------------------------------------------------------------------------
BOARD MEMBER                   QUALITY       QUALITY       QUALITY         TAX-       GLOBAL   GLOBAL
NOMINEES                     PREFERRED   PREFERRED 2   PREFERRED 3   ADVANTAGED   GOVERNMENT    VALUE

-----------------------------------------------------------------------------------------------------

Robert P. Bremner.........         0             0            0        12,500           0          0
Lawrence H. Brown.........     1,000         1,000        1,000             0           0          0
Jack B. Evans.............         0         4,400            0             0           0          0
William C. Hunter.........         0             0            0         3,675           0          0
Daniel J. Kundert.........         0             0            0             0           0          0
William J. Schneider......         0             0        7,500             0         500          0
Timothy R. Schwertfeger...         0        50,000            0        71,032           0          0
Judith M. Stockdale.......         0             0            0             0         250          0
Carole E. Stone(2)........         0             0            0             0           0          0
Eugene S. Sunshine........     2,075(3)      2,490(3)         0         4,545           0          0
ALL BOARD MEMBERS AND
  OFFICERS AS A GROUP.....     3,075        57,890        8,500        92,052         750        900



--------------------------------------------------------------------------------

   (1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.
   (2) In December 2006, Ms. Stone was appointed to each Fund's Board effective January 1, 2007. Ms. Stone did not own shares of Nuveen Funds prior to her being appointed as a Board Member.
   (3) These shares are held in a trust for which Mr. Sunshine serves as trustee. Mr. Sunshine disclaims ownership of these shares.

On December 31, 2006, Board Members and executive officers as a group beneficially owned approximately 1,500,000 shares of all funds managed by Adviser (includes deferred units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of December 31, 2006, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of February 5, 2007 no shareholder beneficially owned more than 5% of any class of shares of any Fund.

COMPENSATION

Prior to January 1, 2007, for all Nuveen funds, Independent Board Members received a $90,000 annual retainer plus (a) a fee of $2,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director received $20,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee received $7,500 and the chairperson of the nominating and governance committee received $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also received a fee of $2,000 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen funds. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees were $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses was allocated among the funds managed by the Adviser, on the basis of relative net asset sizes. The Board Member affiliated with Nuveen and the Adviser served without any compensation from the Funds.

Effective January 1, 2007, for all Nuveen funds, Independent Board Members receive a $95,000 annual retainer plus (a) a fee of $3,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person or by telephone where in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person or by telephone at a regularly scheduled compliance, risk management and regulatory oversight committee meeting (d) a fee of $1,500 per meeting for attendance in person at a non-regularly scheduled compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required, except that the chairperson of the compliance, risk management and regulatory oversight committee may at any time designate a non-regularly scheduled meeting of the committee as an in-person meeting for the purposes of fees to be paid; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $25,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member for its last fiscal year. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds.


                                      AGGREGATE COMPENSATION FROM THE FUNDS(1)(3)
                        ----------------------------------------------------------------------
                                                  NEW YORK                 NEW YORK
BOARD MEMBER            NEW YORK     NEW YORK   INVESTMENT   NEW YORK   PERFORMANCE   NEW YORK
NOMINEES                DIVIDEND   DIVIDEND 2      QUALITY      VALUE          PLUS    QUALITY

----------------------------------------------------------------------------------------------

Robert P. Bremner....     $523        $355        $1,033       $374         $907       $1,403
Lawrence H. Brown....     $478        $324        $  937       $342         $823       $1,273
Jack B. Evans........     $508        $344        $1,005       $363         $883       $1,366
William C. Hunter....     $414        $280        $  842       $296         $739       $1,144
David J. Kundert.....     $412        $279        $  853       $294         $749       $1,159
William J.
  Schneider..........     $496        $341        $1,017       $354         $893       $1,382
Judith M. Stockdale..     $412        $283        $  830       $294         $729       $1,128
Carole E. Stone(2)...       --          --            --         --           --           --
Eugene S. Sunshine...     $457        $310        $  932       $326         $818       $1,266
----------------------------------------------------------------------------------------------






                                     AGGREGATE COMPENSATION FROM THE FUNDS(1)(3)
                               -------------------------------------------------------
                                           INSURED    INSURED    INSURED
BOARD MEMBER                   NEW YORK   NEW YORK   NEW YORK   NEW YORK
NOMINEES                         SELECT   DIVIDEND    PREMIUM   TAX-FREE   REAL ESTATE

--------------------------------------------------------------------------------------

Robert P. Bremner...........    $1,382      $446       $476       $193        $2,485
Lawrence H. Brown...........    $1,254      $407       $435       $176        $2,229
Jack B. Evans...............    $1,345      $432       $462       $187        $2,415
William C. Hunter...........    $1,127      $352       $377       $152        $1,989
David J. Kundert............    $1,141      $350       $375       $151        $1,959
William J. Schneider........    $1,361      $428       $451       $185        $2,381
Judith M. Stockdale.........    $1,110      $356       $375       $154        $1,891
Carole E. Stone(2)..........        --        --         --         --            --
Eugene S. Sunshine..........    $1,246      $389       $416       $168        $2,210
--------------------------------------------------------------------------------------





                                       AGGREGATE COMPENSATION FROM THE FUNDS(1)(3)
                          ---------------------------------------------------------------------
                                                     EQUITY    EQUITY        EQUITY
BOARD MEMBER              DIVERSIFIED    EQUITY     PREMIUM   PREMIUM       PREMIUM     QUALITY
NOMINEES                     DIVIDEND   PREMIUM   ADVANTAGE    INCOME   OPPORTUNITY   PREFERRED

-----------------------------------------------------------------------------------------------

Robert P. Bremner......      $2,216      $  904     $1,355     $2,016      $3,449       $3,245
Lawrence H. Brown......      $2,352      $1,712     $1,216     $1,810      $3,097       $2,860
Jack B. Evans..........      $2,469      $1,786     $1,316     $1,959      $3,352       $3,135
William C. Hunter......      $1,878      $  630     $  997     $1,483      $2,537       $2,799
David J. Kundert.......      $1,849      $  623     $  982     $1,461      $2,500       $2,758
William J. Schneider...      $1,868      $  777     $1,320     $1,964      $3,361       $3,134
Judith M. Stockdale....      $1,206      $  753     $1,002     $1,491      $2,551       $2,816
Carole E. Stone(2).....          --          --         --         --          --           --
Eugene S. Sunshine.....      $2,116      $  690     $1,204     $1,793      $3,066       $2,788
-----------------------------------------------------------------------------------------------


                                           AGGREGATE COMPENSATION FROM THE FUNDS(1)(3)
                      ------------------------------------------------------------------------------------
                                                                                                     TOTAL
                                                                                              COMPENSATION
                                                                                         FROM NUVEEN FUNDS
BOARD MEMBER              QUALITY       QUALITY                        GLOBAL   GLOBAL             PAID TO
NOMINEES              PREFERRED 2   PREFERRED 3   TAX-ADVANTAGED   GOVERNMENT    VALUE       BOARD MEMBERS

----------------------------------------------------------------------------------------------------------

Robert P. Bremner..      $6,151        $1,208         $1,700         $  223     $  343        $177,099
Lawrence H. Brown..      $5,422        $1,065         $1,794         $1,111     $1,210        $165,329
Jack B. Evans......      $5,941        $1,167         $1,894         $1,118     $1,222        $180,111
William C. Hunter..      $5,305        $1,042         $1,398         $  107     $  210        $146,018
David J. Kundert...      $5,227        $1,027         $1,383         $  107     $  210        $144,759
William J.
  Schneider........      $5,940        $1,167         $1,644         $  122     $  222        $171,879
Judith M.
  Stockdale........      $5,337        $1,048         $1,324         $  113     $  313        $148,510
Carole E.
  Stone(2).........          --            --             --             --         --              --
Eugene S.
  Sunshine.........      $5,285        $1,038         $1,608         $  107     $  210        $159,130


--------------------------------------------------------------------------------

   (1) Aggregate compensation numbers are based on compensation schedule in effect prior to January 1, 2007.

   (2) In December 2006, Ms. Stone was appointed to each Fund's Board effective January 1, 2007.

   (3) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:


                                                      DEFERRED FEES
                     ------------------------------------------------------------------------------
                       NEW YORK     NEW YORK
BOARD MEMBER         INVESTMENT  PERFORMANCE  NEW YORK  NEW YORK               DIVERSIFIED   EQUITY
NOMINEES                QUALITY         PLUS   QUALITY    SELECT  REAL ESTATE     DIVIDEND  PREMIUM

---------------------------------------------------------------------------------------------------


Robert P. Bremner..    $  162        $142      $  220    $  216      $  389       $  346      $ 99
Lawrence H. Brown..        --          --          --        --          --           --        --
Jack B. Evans......    $  260        $228      $  353    $  347      $  626       $  641      $424
William C. Hunter..    $  842        $739      $1,144    $1,127      $1,989       $1,878      $496
David J. Kundert...    $  853        $749      $1,159    $1,141      $1,959       $1,849      $488
William J.
  Schneider........    $1,017        $893      $1,382    $1,361      $2,381       $1,868      $637
Judith M.
  Stockdale........    $  506        $444      $  687    $  677      $1,218       $  779      $343
Carole E. Stone....        --          --          --        --          --           --        --
Eugene S.
  Sunshine.........    $  813        $714      $1,106    $1,089      $2,135       $2,072      $558
---------------------------------------------------------------------------------------------------





                                                       DEFERRED FEES
                     --------------------------------------------------------------------------------
                        EQUITY   EQUITY       EQUITY
BOARD MEMBER           PREMIUM  PREMIUM      PREMIUM    QUALITY      QUALITY      QUALITY        TAX-
NOMINEES             ADVANTAGE   INCOME  OPPORTUNITY  PREFERRED  PREFERRED 2  PREFERRED 3  ADVANTAGED

-----------------------------------------------------------------------------------------------------


Robert P. Bremner..    $  212    $  316     $  540      $  508      $  964       $  189      $  265
Lawrence H. Brown..        --        --         --          --          --           --          --
Jack B. Evans......    $  341    $  508     $  869      $  812      $1,540       $  302      $  492
William C. Hunter..    $  997    $1,483     $2,537      $2,799      $5,305       $1,042      $1,398
David J. Kundert...    $  982    $1,461     $2,500      $2,758      $5,227       $1,027      $1,383
William J.
  Schneider........    $1,320    $1,964     $3,361      $3,134      $5,940       $1,167      $1,644
Judith M.
  Stockdale........    $  643    $  957     $1,637      $1,807      $3,425       $  673      $  862
Carole E. Stone....        --        --         --          --          --           --          --
Eugene S.
  Sunshine.........    $1,159    $1,727     $2,952      $2,686      $5,090       $1,000      $1,575
-----------------------------------------------------------------------------------------------------


Nuveen maintains a charitable matching contributions program to encourage the active support and involvement of individuals in the civic activities of their community. Until December 31, 2006, the Independent Board Members of the funds managed by the Adviser were eligible to participate in the charitable contributions program of Nuveen. Under the matching contributions program, Nuveen would match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.

COMMITTEES

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during its last fiscal year.

Lawrence H. Brown, Jack B. Evans, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held three meetings during its last fiscal year.

Lawrence H. Brown, William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The compliance, risk management and regulatory oversight committee of each Fund held four meetings during its last fiscal year.

Each Fund's Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), that is composed of Independent Board Members who are also "independent" as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange. Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair, David J. Kundert, William J. Schneider and Eugene S. Sunshine are current members of the audit committee of each Fund, except Mr. Kundert is not a member with respect to Real Estate and Diversified Dividend. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds (2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firm's qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds' independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. The audit committee is also responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held four meetings during its last fiscal year.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also "independent" as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Eugene S. Sunshine are current members of the nominating and governance committee of each Fund, except Mr. Kundert is not a member with respect to Real Estate and Diversified Dividend. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund's Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds' website at www.nuveen.com/etf/products/fundGovernance.aspx. The nominating and governance committee of each Fund held four meetings during its last fiscal year.

The nominating and governance committee looks to many sources for recommendations of qualified candidates, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund's Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate's qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates candidates when the candidate is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The Independent Board Members of each Fund have appointed Robert P. Bremner as their Lead Independent Director. The role of the Lead Independent Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading Independent Board Member sessions, facilitating and ensuring an appropriate level of communication among the Independent Board Members, leading the assessment of the Board's effectiveness, and working with the Adviser's staff and outside counsel on board meeting agendas, board material and workshops for Independent Board Members to ensure that the priorities of the Independent Board Members are addressed.

The Board of each Fund held four regular quarterly meetings and five special meetings during the last fiscal year, except the New York Funds held seven special meetings during the last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds' website at www.nuveen.com/etf/products/fundgovernance.aspx.

THE OFFICERS

The following table sets forth information as of December 31, 2006 with respect to each officer of the Funds other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.


---------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                            TERM OF                                      PORTFOLIOS
                                            OFFICE AND                                   IN FUND
                         POSITION(S)        LENGTH OF                                    COMPLEX
NAME, ADDRESS            HELD WITH          TIME               PRINCIPAL OCCUPATION(S)   SERVED BY
AND BIRTHDATE            FUND               SERVED(1)          DURING PAST 5 YEARS       OFFICER

---------------------------------------------------------------------------------------------------

Gifford R. Zimmerman     Chief              Term: Annual       Managing Director             172
333 West Wacker Drive    Administrative     Length of          (since 2002), Assistant
Chicago, IL 60606        Officer            Service: Since     Secretary and Associate
(9/9/56)                                    1988               General Counsel,
                                                               formerly, Vice
                                                               President of Nuveen
                                                               Investments, LLC;
                                                               Managing Director
                                                               (since 2002), Assistant
                                                               Secretary and Associate
                                                               General Counsel,
                                                               formerly, Vice
                                                               President of Nuveen
                                                               Asset Management;
                                                               Managing Director
                                                               (since 2004) and
                                                               Assistant Secretary
                                                               (since 1994) of Nuveen
                                                               Investments, Inc.;
                                                               Assistant Secretary of
                                                               NWQ Investment
                                                               Management Company, LLC
                                                               (since 2002); Vice
                                                               President and Assistant
                                                               Secretary of Nuveen
                                                               Investments Advisers
                                                               Inc. (since 2002);
                                                               Managing Director,
                                                               Associate General
                                                               Counsel and Assistant
                                                               Secretary of
                                                               Rittenhouse Asset
                                                               Management, Inc. and
                                                               Symphony Asset
                                                               Management LLC (since
                                                               2003); Assistant
                                                               Secretary, Santa
                                                               Barbara Asset
                                                               Management LLC (since
                                                               2006); previously,
                                                               Managing Director (from
                                                               2002-2004), General
                                                               Counsel and Assistant
                                                               Secretary of Nuveen
                                                               Advisory Corp. and
                                                               Nuveen Institutional
                                                               Advisory Corp.(2);
                                                               Chartered Financial
                                                               Analyst.

---------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                            TERM OF                                      PORTFOLIOS
                                            OFFICE AND                                   IN FUND
                         POSITION(S)        LENGTH OF                                    COMPLEX
NAME, ADDRESS            HELD WITH          TIME               PRINCIPAL OCCUPATION(S)   SERVED BY
AND BIRTHDATE            FUND               SERVED(1)          DURING PAST 5 YEARS       OFFICER

---------------------------------------------------------------------------------------------------
Julia L. Antonatos       Vice President     Term:  Annual      Managing Director             172
333 West Wacker Drive                       Length of          (since 2005), formerly,
Chicago, IL 60606                           Service: Since     Vice President,
(9/22/63)                                   2004               formerly, Assistant
                                                               Vice President of
                                                               Nuveen Investments,
                                                               LLC; Chartered
                                                               Financial Analyst.
Michael T. Atkinson      Vice President     Term: Annual       Vice President (since         172
333 West Wacker Drive    and Assistant      Length of          2002), formerly
Chicago, IL 60606        Secretary          Service: Since     Assistant Vice
(2/3/66)                                    2002               President, formerly,
                                                               Associate of Nuveen
                                                               Investments, LLC.
Peter H. D'Arrigo        Vice President     Term: Annual       Vice President and            172
333 West Wacker Drive    and Treasurer      Length of          Treasurer (since 1999)
Chicago, IL 60606                           Service: Since     of Nuveen Investments,
(11/28/67)                                  1999               LLC and of Nuveen
                                                               Investments, Inc.; Vice
                                                               President and Treasurer
                                                               of Nuveen Asset
                                                               Management (since 2002)
                                                               and of Nuveen
                                                               Investments Advisers
                                                               Inc. (since 2002);
                                                               Assistant Treasurer of
                                                               NWQ Investments
                                                               Management Company,
                                                               LLC. (since 2002); Vice
                                                               President and Treasurer
                                                               (since 2003) of Nuveen
                                                               Rittenhouse Asset
                                                               Management, Inc.; and
                                                               Symphony Asset
                                                               Management LLC;
                                                               Treasurer (since 2006),
                                                               Santa Barbara Asset
                                                               Management LLC;
                                                               formerly, Vice
                                                               President and Treasurer
                                                               (from 1999 to 2004) of
                                                               Nuveen Advisory Corp.
                                                               and Nuveen
                                                               Institutional Advisory
                                                               Corp.(2); Chartered
                                                               Financial Analyst.

---------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                            TERM OF                                      PORTFOLIOS
                                            OFFICE AND                                   IN FUND
                         POSITION(S)        LENGTH OF                                    COMPLEX
NAME, ADDRESS            HELD WITH          TIME               PRINCIPAL OCCUPATION(S)   SERVED BY
AND BIRTHDATE            FUND               SERVED(1)          DURING PAST 5 YEARS       OFFICER

---------------------------------------------------------------------------------------------------
John N. Desmond          Vice President     Term: Annual       Vice President,               172
333 West Wacker Drive                       Length of          Director of Investment
Chicago, IL 60606                           Service: Since     Operations, Nuveen
(8/24/61)                                   2005               Investments, LLC (since
                                                               2005); formerly,
                                                               Director, Business
                                                               Manager, Deutsche Asset
                                                               Management (2003-2004);
                                                               formerly, Director,
                                                               Business Development
                                                               and Transformation,
                                                               Deutsche Trust Bank
                                                               Japan (2002-2003);
                                                               formerly, Senior Vice
                                                               President, Head of
                                                               Investment Operations
                                                               and Systems, Scudder
                                                               Investments Japan,
                                                               (2000-2002); formerly,
                                                               Senior Vice President,
                                                               Head of Plan
                                                               Administration and
                                                               Participant Services,
                                                               Scudder Investments
                                                               (1995-2002).
Jessica R. Droeger       Vice President     Term: Annual       Vice President (since         172
333 West Wacker Drive    and Secretary      Length of          2002) and Assistant
Chicago, IL 60606                           Service: Since     General Counsel (since
(9/24/64)                                   1998               1998), formerly,
                                                               Assistant Vice
                                                               President of Nuveen
                                                               Investments, LLC; Vice
                                                               President and Assistant
                                                               Secretary (since 2005)
                                                               of Nuveen Asset
                                                               Management; Vice
                                                               President (from 2002 to
                                                               2004) and Assistant
                                                               Secretary (from 1998 to
                                                               2004) of Nuveen
                                                               Advisory Corp. and
                                                               Nuveen Institutional
                                                               Advisory Corp.(2)
Lorna C. Ferguson        Vice President     Term: Annual       Managing Director             172
333 West Wacker Drive                       Length of          (since 2004), formerly,
Chicago, IL 60606                           Service: Since     Vice President of
(10/24/45)                                  1998               Nuveen Investments,
                                                               LLC; Managing Director
                                                               of Nuveen Asset
                                                               Management; formerly,
                                                               Managing Director
                                                               (2004), formerly, Vice
                                                               President of Nuveen
                                                               Advisory Corp. and
                                                               Nuveen Institutional
                                                               Advisory Corp.(2)

---------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                            TERM OF                                      PORTFOLIOS
                                            OFFICE AND                                   IN FUND
                         POSITION(S)        LENGTH OF                                    COMPLEX
NAME, ADDRESS            HELD WITH          TIME               PRINCIPAL OCCUPATION(S)   SERVED BY
AND BIRTHDATE            FUND               SERVED(1)          DURING PAST 5 YEARS       OFFICER

---------------------------------------------------------------------------------------------------
William M. Fitzgerald    Vice President     Term: Annual       Managing Director of          172
333 West Wacker Drive                       Length of          Nuveen Asset Management
Chicago, IL 60606                           Service: Since     (since 2001); Vice
(3/2/64)                                    1995               President of Nuveen
                                                               Investments Advisers
                                                               Inc. (since 2002);
                                                               formerly, Managing
                                                               Director (from 2001 to
                                                               2004), formerly, Vice
                                                               President of Nuveen
                                                               Advisory Corp. and
                                                               Nuveen Institutional
                                                               Advisory Corp.(2);
                                                               Chartered Financial
                                                               Analyst.
Stephen D. Foy           Vice President     Term: Annual       Vice President (since         172
333 West Wacker Drive    and Controller     Length of          1993) and Funds
Chicago, IL 60606                           Service: Since     Controller (since 1998)
(5/31/54)                                   1993               of Nuveen Investments,
                                                               LLC; Vice President
                                                               (since 1998), formerly,
                                                               Funds Controller of
                                                               Nuveen Investments,
                                                               Inc.; Certified Public
                                                               Accountant.
Walter M. Kelly          Chief Compliance   Term:  Annual      Assistant Vice                172
333 West Wacker Drive    Officer and Vice   Length of          President and Assistant
Chicago, IL 60606        President          Service: Since     General Counsel (since
(2/24/70)                                   2003               2003) of Nuveen
                                                               Investments, LLC;
                                                               formerly, Assistant
                                                               Vice President and
                                                               Assistant Secretary of
                                                               the Nuveen Funds (2003-
                                                               2006); previously,
                                                               Associate (2001-2003)
                                                               at the law firm of
                                                               Vedder, Price, Kaufman
                                                               & Kammholz, P.C.
David J. Lamb            Vice President     Term: Annual       Vice President of             172
333 West Wacker Drive                       Length of          Nuveen Investments, LLC
Chicago, IL 60606                           Service: Since     (since 2000); Certified
(3/22/63)                                   2000               Public Accountant.
Tina M. Lazar            Vice President     Term: Annual       Vice President of             172
333 West Wacker Drive                       Length of          Nuveen Investments, LLC
Chicago, IL 60606                           Service: Since     (since 1999).
(8/27/61)                                   2002

---------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                            TERM OF                                      PORTFOLIOS
                                            OFFICE AND                                   IN FUND
                         POSITION(S)        LENGTH OF                                    COMPLEX
NAME, ADDRESS            HELD WITH          TIME               PRINCIPAL OCCUPATION(S)   SERVED BY
AND BIRTHDATE            FUND               SERVED(1)          DURING PAST 5 YEARS       OFFICER

---------------------------------------------------------------------------------------------------
Larry W. Martin          Vice President     Term: Annual       Vice President,               172
333 West Wacker Drive    and Assistant      Length of          Assistant Secretary and
Chicago, IL 60606        Secretary          Service: Since     Assistant General
(7/27/51)                                   1988               Counsel of Nuveen
                                                               Investments, LLC; Vice
                                                               President, Assistant
                                                               General Counsel and
                                                               Assistant Secretary of
                                                               Nuveen Investments,
                                                               Inc.; Vice President
                                                               (since 2005) and
                                                               Assistant Secretary
                                                               (since 1997) of Nuveen
                                                               Asset Management; Vice
                                                               President (since 2000),
                                                               Assistant Secretary and
                                                               Assistant General
                                                               Counsel (since 1998) of
                                                               Rittenhouse Asset
                                                               Management, Inc.; Vice
                                                               President and Assistant
                                                               Secretary of Nuveen
                                                               Investments Advisers
                                                               Inc. (since 2002);
                                                               Assistant Secretary of
                                                               NWQ Investment
                                                               Management Company,
                                                               LLC. (since 2002); and
                                                               Symphony Asset
                                                               Management LLC (since
                                                               2003); formerly, Vice
                                                               President and Assistant
                                                               Secretary of Nuveen
                                                               Advisory Corp. and
                                                               Nuveen Institutional
                                                               Advisory Corp.(2)



--------------------------------------------------------------------------------

   (1) Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

   (2) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

AUDIT COMMITTEE REPORT

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the financial statements of each Fund, and (3) the independent registered public accounting firm's qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund's annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm to consider their evaluation of each Fund's financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund's independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by the Board, a copy of which is attached as Appendix A. Each committee member meets the independence and experience requirements, applicable to the Funds of the New York Stock Exchange, American Stock Exchange, Section 10A of the 1934 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC").

The committee, in discharging its duties, has met with and held discussions with management and each Fund's independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund's independent registered public accounting firm provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that each Board include the audited financial statements in each Fund's Annual Report.

The members of the committee are:

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
David J. Kundert (except for Real Estate and Diversified Dividend) Eugene S. Sunshine
William J. Schneider

AUDIT AND RELATED FEES. The following tables provide the aggregate fees billed during each Fund's last two fiscal years by each Fund's independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund ("Adviser Entities").


                                   AUDIT                          AUDIT RELATED FEES(2)
                                  FEES(1)          --------------------------------------------------         TAX FEES(3)
                         ------------------------                               ADVISER AND ADVISER    ------------------------
                                   FUND                      FUND                    ENTITIES                    FUND
                         ------------------------  ------------------------  ------------------------  ------------------------
                         FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR
                          ENDED 2005   ENDED 2006   ENDED 2005   ENDED 2006   ENDED 2005   ENDED 2006   ENDED 2005   ENDED 2006

-------------------------------------------------------------------------------------------------------------------------------

New York Dividend......    $10,678      $11,312        $  0          $0          $  0          $0         $  641        $400
New York Dividend 2....      9,119        9,665           0           0             0           0            566         400
New York Investment
  Quality..............     15,619       16,300           0           0             0           0            448         400
New York Value.........      9,213        9,819           0           0             0           0            417         400
New York Performance
  Plus.................     14,311       15,083           0           0             0           0            441         400
New York Quality.......     19,079       20,048           0           0             0           0            464         400
New York Select........     18,867       19,838           0           0             0           0            463         400
Insured New York
  Dividend.............     10,000       10,589           0           0             0           0            608         400
Insured New York
  Premium..............     10,268       10,823           0           0             0           0            422         400
Insured New York Tax-
  Free.................      7,526        8,011           0           0             0           0            645         400
Real Estate............     19,000       21,000           0           0             0           0          1,014         800
Diversified Dividend...     27,000       29,000           0           0             0           0            829         800
Equity Premium.........     17,500       16,367           0           0             0           0              0           0
Equity Premium
  Advantage............     26,000       20,019           0           0             0           0              0           0
Equity Premium Income..     29,045       24,959           0           0             0           0              0         932
Equity Premium
  Opportunity..........     37,396       36,207           0           0             0           0              0         932
Quality Preferred......     18,494       19,977           0           0             0           0          2,386         800
Quality Preferred 2....     28,211       30,313           0           0             0           0          3,823         800
Quality Preferred 3....     11,795       12,710           0           0             0           0          1,393         800
Tax-Advantaged.........     21,600       23,000           0           0             0           0            822         800
Global Government......        N/A       37,700         N/A           0           N/A           0            N/A           0
Global Value...........        N/A       32,000         N/A           0           N/A           0            N/A           0
-------------------------------------------------------------------------------------------------------------------------------


                                TAX FEES(3)                         ALL OTHER FEES(4)
                         ------------------------  --------------------------------------------------
                            ADVISER AND ADVISER                                       ADVISER
                                 ENTITIES                    FUND              AND ADVISER ENTITIES
                         ------------------------  ------------------------  ------------------------
                         FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR  FISCAL YEAR
                          ENDED 2005   ENDED 2006   ENDED 2005   ENDED 2006   ENDED 2005   ENDED 2006

----------------------------------------------------------------------------------------------------------

New York Dividend......     $2,200       $2,400       $2,750       $2,950        $  0          $0
New York Dividend 2....      2,200        2,400        2,750        2,950           0           0
New York Investment
  Quality..............      2,200        2,400        2,750        2,950           0           0
New York Value.........      2,200        2,400            0            0           0           0
New York Performance
  Plus.................      2,200        2,400        2,750        2,950           0           0
New York Quality.......      2,200        2,400        2,750        2,950           0           0
New York Select........      2,200        2,400        2,750        2,950           0           0
Insured New York
  Dividend.............      2,200        2,400        2,750        2,950           0           0
Insured New York
  Premium..............      2,200        2,400        2,750        2,950           0           0
Insured New York Tax-
  Free.................      2,200        2,400        2,750        2,950           0           0
Real Estate............      4,950        5,400        3,750        3,950           0           0
Diversified Dividend...      4,950        5,400          900          950           0           0
Equity Premium.........      2,250        2,450            0            0           0           0
Equity Premium
  Advantage............      2,250        2,450            0            0           0           0
Equity Premium Income..      2,250        2,450            0            0           0           0
Equity Premium
  Opportunity..........      2,250        2,450            0            0           0           0
Quality Preferred......      4,950        5,400        3,750        3,950           0           0
Quality Preferred 2....      4,950        5,400        3,750        3,950           0           0
Quality Preferred 3....      4,950        5,400        3,750        3,950           0           0
Tax-Advantaged.........      4,950        5,400          900        1,550           0           0
Global Government......        N/A        3,500          N/A            0         N/A           0
Global Value...........        N/A        2,450          N/A            0         N/A           0
----------------------------------------------------------------------------------------------------------




   (1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

   (2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

   (3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. The amounts reported for each Fund under the column heading "Tax Fees -- Adviser and Adviser Entities" represents amounts billed to the Adviser, by each Fund's independent registered public accounting firm, exclusively for the preparation of the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds, these fees amounted to $428,700 in 2006 and $404,075 in 2005.

   (4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

NON-AUDIT FEES. The following tables provide the aggregate non-audit fees billed by each Fund's independent registered public accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund's last two fiscal years.


                                                                        TOTAL NON-AUDIT FEES
                                                                       BILLED TO ADVISER AND
                                                                          ADVISER ENTITIES
                                                                        (ENGAGEMENTS RELATED        TOTAL NON-AUDIT FEES
                                                                          DIRECTLY TO THE          BILLED TO ADVISER AND
                                                                             OPERATIONS            ADVISER ENTITIES (ALL
                                            TOTAL NON-AUDIT FEES      AND FINANCIAL REPORTING              OTHER
                                               BILLED TO FUND               OF FUND)(1)                 ENGAGEMENTS)
                                         -------------------------   -------------------------   -------------------------
                                         FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND                                      ENDED 2005    ENDED 2006    ENDED 2005    ENDED 2006    ENDED 2005    ENDED 2006

--------------------------------------------------------------------------------------------------------------------------

New York Dividend......................     $3,391        $3,350        $2,200        $2,400         $  0           0
New York Dividend 2....................      3,316         3,350         2,200         2,400            0           0
New York Investment Quality............      3,198         3,350         2,200         2,400            0           0
New York Value.........................        417           400         2,200         2,400            0           0
New York Performance Plus..............      3,191         3,350         2,200         2,400            0           0
New York Quality.......................      3,214         3,350         2,200         2,400            0           0
New York Select........................      3,213         3,350         2,200         2,400            0           0
Insured New York Dividend..............      3,358         3,350         2,200         2,400            0           0
Insured New York Premium...............      3,172         3,350         2,200         2,400            0           0
Insured New York Tax-Free..............      3,395         3,350         2,200         2,400            0           0
Real Estate............................      4,764         4,750         4,950         5,400            0           0
Diversified Dividend...................      1,729         1,750         4,950         5,400            0           0
Equity Premium.........................          0             0         2,250         2,450            0           0
Equity Premium Advantage...............          0             0         2,250         2,450            0           0
Equity Premium Income..................         46           932         2,250         2,450            0           0
Equity Premium Opportunity.............         49           932         2,250         2,450            0           0
Quality Preferred......................      6,136         4,750         4,950         5,400            0           0
Quality Preferred 2....................      7,573         4,750         4,950         5,400            0           0
Quality Preferred 3....................      5,143         4,750         4,950         5,400            0           0
Tax-Advantaged.........................      1,722         2,350         4,950         5,400            0           0
Global Government......................        N/A             0           N/A         3,500          N/A           0
Global Value...........................        N/A             0           N/A         2,450          N/A           0

                                                   TOTAL
                                         -------------------------
                                         FISCAL YEAR   FISCAL YEAR
FUND                                      ENDED 2005    ENDED 2006

------------------------------------------------------------------

New York Dividend......................    $ 5,591       $ 5,750
New York Dividend 2....................      5,516         5,750
New York Investment Quality............      5,398         5,750
New York Value.........................      2,617         2,800
New York Performance Plus..............      5,391         5,750
New York Quality.......................      5,414         5,750
New York Select........................      5,413         5,750
Insured New York Dividend..............      5,558         5,750
Insured New York Premium...............      5,372         5,750
Insured New York Tax-Free..............      5,595         5,750
Real Estate............................      9,714        10,150
Diversified Dividend...................      6,679         7,150
Equity Premium.........................      2,250         2,450
Equity Premium Advantage...............      2,250         2,450
Equity Premium Income..................      2,296         3,382
Equity Premium Opportunity.............      2,299         3,382
Quality Preferred......................     11,086        10,150
Quality Preferred 2....................     12,523        10,150
Quality Preferred 3....................     10,093        10,150
Tax-Advantaged.........................      6,672         7,750
Global Government......................        N/A         3,500
Global Value...........................        N/A         2,450


(1) "Total Non-Audit Fees Billed to Adviser and Adviser Entities" for both fiscal year ends represent "Tax Fees" billed to the Adviser in their respective amounts from the previous table.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Generally, the audit committee must approve each Fund's independent registered public accounting firm's engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firms for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with each Fund's independent registered public accounting firm entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund). None of the services rendered by each Fund's independent registered public accounting firm to the Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

ADDITIONAL INFORMATION

APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of each Fund (except Equity Premium, Equity Premium Advantage, Equity Premium Income and Equity Premium Opportunity) has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of the Fund for its fiscal year. The Boards of Equity Premium, Equity Premium Advantage, Equity Premium Income and Equity Premium Opportunity have appointed PricewaterhouseCoopers LLP as independent registered public accounting firm to audit the books and records of these Funds. A representative of each independent registered public accounting firm will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders' questions. Each independent registered public accounting firm has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file.

Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen and its affiliates had $162 billion of assets under management as of December 31, 2006. Nuveen is a publicly-traded company and is listed on the New York Stock Exchange and trades under the symbol "JNC".

SHAREHOLDER PROPOSALS

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2008, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than November 2, 2007. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund's By-Laws, submit such written notice to the Fund not later than January 16, 2008 or prior to January 1, 2007. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

Fund shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for the New York Funds was September 30, 2006. The last fiscal year end for Real Estate, Diversified Dividend, Equity Premium, Equity Premium Advantage, Equity Premium Income, Equity Premium Opportunity, Quality Preferred, Quality Preferred 2, Quality Preferred 3, Tax-Advantaged, Global Government and Global Value was December 31, 2006.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary

March 2, 2007

                                                                      APPENDIX A


                                NUVEEN FUND BOARD
                             AUDIT COMMITTEE CHARTER
                                JANUARY 26, 2006

I.  ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees (the "Board") of the Nuveen Management Investment Companies (the "Funds" or, individually, a "Fund") to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the New York Stock Exchange, the American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee's "financial expert" as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.  STATEMENT OF POLICY, PURPOSE AND PROCESSES

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds' compliance with legal and regulatory requirements, (4) the independent auditors' qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund's annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit

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

Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, "Nuveen") or the Funds' independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

WITH RESPECT TO FUND FINANCIAL STATEMENTS:

     1. Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

     2. Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman's judgment.

     3. Discussing with management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

     4. Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

     5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

     6. Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

     7. Discussing with Fund management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

     8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

WITH RESPECT TO THE INDEPENDENT AUDITORS:

     1. Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

     2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

     3. Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

     4. Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor's independence. After reviewing the foregoing report[s] and the independent auditor's work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     5. Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

     6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

     7. Establishing and recommending to the Board for ratification policies for the Funds', Fund management or the Fund adviser's hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

     8. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

WITH RESPECT TO ANY INTERNAL AUDITOR:

     1. Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

     2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

WITH RESPECT TO PRICING AND VALUATION OVERSIGHT:

     1. The Board has responsibilities regarding the pricing of a Fund's securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board's general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group ("Valuation Matters"). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

     2. Performing all duties assigned to it under the Funds' Pricing Procedures, as such may be amended from time to time.

     3. Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

     4. Reviewing any issues relating to the valuation of a Fund's securities brought to the Committee's attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

     5. Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

     6. Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management's responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund's policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

     7. Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

     8. Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

     9. Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund's policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

OTHER RESPONSIBILITIES:

     1. Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser's counsel and independent counsel to the Board legal matters that may have a material impact on the Fund's financial statements or compliance policies.

     2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

     3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

     4. Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

     5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

     6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

     7. Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' independent auditors, or the performance of the internal audit function.

     8. Performing any special reviews, investigations or oversight responsibilities requested by the Board.

     9. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

    10. Undertaking an annual review of the performance of the Audit Committee.

    11. Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                            [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NAN0407

[NUVEEN INVESTMENTS LOGO]
NUVEEN INVESTMENTS - 333 WEST WACKER DR. - CHICAGO IL 60606
WWW.NUVEEN.COM

999 999 999 999 99

3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2. On the Internet at www.proxyweb.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE           THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
COMMON SHARES               FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 4, 2007

The Annual Meeting of shareholders will be held in the 34th floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, April 4, 2007 at 10:30 a.m., Central time. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on April 4, 2007, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE  MEETING,  PLEASE  COMPLETE,  DATE AND
SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

Date _____________________

SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)

Signature                                                     (SIGN IN THE BOX)

[                                                                              ]

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

NA5 - MM

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                                                                                                       FOR            WITHHOLD
                                                                                                     NOMINEES         AUTHORITY
                                                                                                  listed at left     to vote for
                                                                                                    (except as       all nominees
                                                                                                     marked to      listed at left
1. Election of Board Members:                                                                      the contrary)

                                                                                                      [ ]              [ ]
   Class I:                             Class II:                    Class III:

   (01)  Lawrence H. Brown             (05)   William C. Hunter      (08)  Robert P. Bremner
   (02)  Judith M. Stockdale           (06)   David J. Kundert       (09)  Jack B. Evans
   (03)  Carole E. Stone               (07)   Eugene S. Sunshine     (10)  William J. Schneider
   (04)  Timothy R. Schwertfeger


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(s), WRITE THE NUMBER(s) OF THE NOMINEE(s) ON THE LINE PROVIDED BELOW.)

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PLEASE SIGN ON REVERSE SIDE

NA5 - MM